Execution Version

The liens and security interests securing the indebtedness and other obligations incurred or arising under or evidenced by this agreement and the rights and obligations evidenced hereby with respect to such liens and security interests are subject to the provisions of that certain Intercreditor Agreement (as the same may be amended or otherwise modified from time to time pursuant to the terms thereof, referred to in this paragraph as the “Intercreditor Agreement”), dated as of March 9, 2015 between BANK OF AMERICA, N.A., a national banking association, as the ABL lender (including its successors and assigns from time to time), GFIE, LLC, a Florida limited liability company, as the term loan lender (including its successors and assigns from time to time), and certain other persons which may be or become parties thereto or become bound thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control, and each party to hereto hereby acknowledges that it is bound by the provisions of the Intercreditor Agreement.

COPYRIGHT COLLATERAL ASSIGNMENT
AND SECURITY AGREEMENT

This COPYRIGHT COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT dated as of March 9, 2015 (this “Agreement”), is made by and among Blyth, Inc., a Delaware corporation (“Blyth”), Silver Star Brands, Inc., a Wisconsin corporation (“Silver Star”), Candle Corporation of America, a New York corporation (“Candle Corp” and together with, Blyth and Silver Star, collectively, the “Assignors” and each an “Assignor”) and GFIE, LLC, a Florida limited liability company (the “Lender”).

W I T N E S S E T H

WHEREAS, the Lender is extending a term loan to Assignors and certain other borrowers in an original principal amount of $35,000,000.00 (the “Loan”), pursuant to a Term Loan and Security Agreement of even date herewith by and among the Assignors and the other Borrowers party thereto and the Lender (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) and as evidenced by a Term Note of even date herewith in the original principal amount of $35,000,000.00 made by the Borrowers in favor of the Lender (as amended, restated, supplemented or otherwise modified from time to time, the “Note” (which term shall also include any promissory note issued in replacement or substitution of such Term Note)); and

WHEREAS, pursuant to the Loan Agreement, the Borrowers have granted to the Lender a first priority security interest in the Collateral (as defined in the Loan Agreement) which is now or hereafter owned by the Borrowers, including without limitation the copyrights and copyright applications owned by the Assignors and listed on Schedule A attached hereto, all to secure the payment and performance of the Assignors’ Obligations (as defined below) under the Loan Agreement; and

WHEREAS, in connection with Silver Star’s prior acquisition of Miles Kimball Corporation (“Miles Kimball”), Silver Star acquired all of the intellectual property, including but not limited to copyrights, owned by and registered to Miles Kimball; and

WHEREAS, this Agreement is supplemental to the provisions contained in the Loan Agreement.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    DEFINITIONS.

All capitalized terms used herein without definitions shall have the respective meanings provided for in the Loan Agreement. The following terms shall have the meanings set forth in this Section 1 or elsewhere in this Agreement as referred to below:

Collateral. Shall have the same meaning as ascribed to that term in the Loan Agreement.

Copyrights. All copyrights and copyright registration applications, whether United States or foreign, that are owned by the Assignors or in which the Assignors have any right, title or interest, now or in the future, including but not limited to:

(a)    the copyrights and copyright applications associated with the Works;

(b)    all derivatives, whether authorized or unauthorized;

(c)    all agreements (including franchise agreements), product and service specification documents and operating, production and quality control manuals relating to or used in the design, manufacture, production, delivery, provision and sale of products or services under or in connection with the Works or Copyright Rights; and

(d)    all agreements and documents constituting or concerning the present or future, current or proposed advertising and promotion by any Assignor (or any of its affiliates, franchisees, licensees or contractors) of products or services sold under or in connection with the Works or Copyright Rights.

Copyright Collateral. All of the Assignors’ right, title and interest in and to all of the Copyrights, the Copyright License Rights, and all other Copyright Rights, and all additions, improvements, and accessions to, all substitutions for and replacements of, and all products and Proceeds (including insurance proceeds) of any and all of the foregoing, and all books and records and technical information and data describing or used in connection with any and all such rights, interests, assets or property. Notwithstanding the foregoing, the Copyright Collateral does not and shall not include (i) any Copyright that would be rendered invalid, abandoned, void or unenforceable by reason of tis being included as part of the Copyright Collateral or (ii) any non-U.S. assets or assets that require action under the law of any non-U.S. jurisdiction to create or perfect a security interest in such assets, including any intellectual property registered in any non-U.S. jurisdiction (and no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction shall be required); provided, however, the exclusion in clause (i) above shall in no way be construed to apply if any such prohibition would be rendered ineffective under the UCC (including Sections 9-406, 9-407 and 9-408 thereof) or other Applicable Law (including the United States bankruptcy code) or principles of equity.

Copyright License Rights. Any and all present or future rights and interests of any Assignor pursuant to any and all present and future licensing agreements in favor of any Assignor, or to which any Assignor is a party, pertaining to any Copyrights, or Copyright Rights owned or used by third parties in the past, present or future, including the right (but not the obligation) in the name of any Assignor or the Lender to enforce, and sue and recover for, any breach or violation of any such agreement to which any Assignor is a party.

Copyright Rights. Any and all present or future rights in, to and associated with the Copyrights throughout the world, whether arising under federal law, state law, common law, foreign law or otherwise, including the following: the right (but not the obligation) (1) to reproduce copies of the Works, (2) to prepare derivative works based on the Works, (3) to distribute copies to the public by sale or other transfer of ownership, or by rental, lease or lending, (4) to display or perform the Works publicly, (5) to secure renewals, reissues, and extensions of the Copyright registrations to the extent permitted by law, (6) to collect all income, royalties, damages and payments now and later due and/or payable with respect to the Copyrights including, without limitation, damages and payments for past, present or future infringements, and (7) to sue for past, present and future infringements. Such interest and right shall be held to the full extent of the term for which the Copyright or any registration, renewal or extension thereof is or may be granted to the extent permitted by law.

Event of Default. Shall have the same meaning as ascribed to that term in the Loan Agreement.

Obligations. Shall have the same meaning as ascribed to that term in the Loan Agreement.

Proceeds. Any consideration received from the sale, exchange, license, lease or other disposition or transfer of any right, interest, asset or property which constitutes all or any part of the Copyright Collateral, any value received as a consequence of the ownership, possession, use or practice of any Copyright Collateral, and any payment received from any insurer or other person or entity as a result of the destruction or the loss, theft or other involuntary conversion of whatever nature of any right, interest, asset or property which constitutes all or any part of the Copyright Collateral.

USCO. The United States Copyright Office.

Works. The technologies and literary works listed on Schedule A attached hereto (as the same may be amended pursuant hereto from time to time).

2.    GRANT OF COLLATERAL ASSIGNMENT AND SECURITY INTEREST.

2.1.    Security Interest; Assignment of Copyrights.  As collateral security for the payment and performance in full of all of the Obligations, each Assignor hereby unconditionally grants to the Lender a continuing security interest in, and first priority lien on, the Copyright Collateral, and pledges the Copyright Collateral to the Lender. In addition, the Assignors have executed in blank and delivered to the Lender an assignment of federally registered copyrights in substantially the form of Exhibit 1 hereto (the “Assignment of Copyrights”). The Assignors hereby authorize the Lender to complete as assignee and record with the USCO the Assignment of Copyrights upon the occurrence and during the continuance of an Event of Default and the exercise of the Lender's remedies under this Agreement and the Loan Agreement.

2.2.    Supplemental Security Agreement.  Pursuant to the Loan Agreement, Assignors have granted to the Lender a continuing security interest in and first priority lien on the Collateral (including the Copyright Collateral). The Loan Agreement, and all rights and interests of the Lender in and to the Collateral (including the Copyright Collateral) thereunder, are hereby ratified and confirmed in all respects. In no event shall this Agreement, the grant, assignment, transfer and conveyance of the Copyright Collateral hereunder, or the recordation of this Agreement (or any document hereunder) with the USCO, adversely affect or impair, in any way or to any extent, the Loan Agreement, the security interest of the Lender in the Collateral (including the Copyright Collateral) pursuant to the Loan Agreement and this Agreement, the attachment and perfection of such security interest under the Uniform Commercial Code as enacted in any applicable jurisdiction (including the security interest in the Copyright Collateral), or any present or future rights and interests of the Lender in and to the Collateral under or in connection with the Loan Agreement, this Agreement or the Uniform Commercial Code as enacted in any applicable jurisdiction. Any and all rights and interests of the Lender in and to the Copyright Collateral (and any and all Obligations of the Assignors with respect to the

Copyright Collateral) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of the Lender (and the Obligations of the Assignors) in, to or with respect to the Collateral (including the Copyright Collateral) provided in, or arising under, or in connection with, the Loan Agreement and shall not be in derogation thereof. THE LENDER DOES NOT ASSUME ANY LIABILITY ARISING IN ANY WAY BY REASON OF HOLDING SUCH COLLATERAL.

3.    REPRESENTATIONS, WARRANTIES AND COVENANTS.

Each Assignor represents, warrants and covenants that, as of the date such representations and warranties are made and as of the date of any update to the Schedules required under Section 6 hereof: (i) Schedule A attached hereto sets forth a true and complete list of all the registered copyrighted Works, rights to copyrights and copyright applications now owned, licensed to, controlled or used by such Assignor; (ii) the Copyrights and the Copyright Rights underlying the Copyrights are subsisting and have not been adjudged invalid or unenforceable, and there is no litigation or proceeding pending concerning the validity or enforceability of the Copyrights and the Copyright Rights underlying the Copyrights; (iii) each of the Copyrights and the Copyright Rights underlying the Copyrights is valid and enforceable; (iv) to the knowledge of each Assignor, there is no infringement by others of the Copyrights or Copyright Rights; (v) Assignor has not received and is not aware of any claim that the use of any of the Copyrights does or may violate the rights of any third person, and there is no infringement by such Assignor of the copyright rights of others; (vi) such Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Copyrights (other than ownership and other rights reserved by third party owners with respect to Copyrights that such Assignor is licensed to use which, as of the date hereof are as set forth on Schedule A and excluding rights granted to others under existing licenses of the Copyrights which, as of the date hereof are as set forth on Schedule B), free and clear of any liens, charges, encumbrances and adverse claims, including pledges, assignments, licenses, registered user agreements and covenants by such Assignor not to sue third persons, other than the security interest and assignment created by the Loan Agreement and this Agreement and any Permitted Liens; (vii) such Assignor has the unqualified right to enter into this Agreement and to perform its terms and has entered and will enter into written agreements with each of its present and future employees, agents, consultants, licensors and licensees that will enable it to comply with the covenants herein contained; (viii) such Assignor has used, and will continue to use, proper statutory and other appropriate proprietary notices in connection with its use of the Copyrights; (ix) this Agreement, together with the Loan Agreement, will create in favor of the Lender, a valid and perfected first priority security interest in the Copyright Collateral upon making the filings referred to in clause (x) of this Section 3; and (x) except for (a) with respect to that portion of the Copyright Collateral which relates to any Copyright Rights and all applications, registrations and recordings as may from time to time be filed in the USCO (I) the filing of a financing statement with the Secretary of State for each state within which such Assignor has an office or ongoing operations under the Uniform Commercial Code and (II) and (b) with respect to that portion of the Copyright Collateral which relates to any Copyright Rights and all applications, registrations and recordings as may from time to time be filed in any country other than the United States, compliance with any such foreign laws, rules or regulations which govern the granting of a security interest in, and assignment of, such foreign Copyright Collateral, the recording of this Agreement with the USCO, no authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory authority, agency or office is required either (A) for the grant by such Assignor or the effectiveness of the security interest and assignment granted hereby or for the execution, delivery and performance of this Agreement by such Assignor, or (B) for the perfection of the Lender’s security interest hereunder; provided, however, that with respect to any such non-U.S. Copyright Collateral, the security interest and assignment created hereunder shall be perfected only to the extent perfection of a security interest may be achieved in such non-U.S. Copyright Collateral by filing financing statements under the UCC and filings to record the security interests granted pursuant to this agreement with the USCO.

4.    Intentionally Omitted.

5.    NO TRANSFER OR INCONSISTENT AGREEMENTS.

Without the Lender’s prior written consent and except for (i) existing licenses of the Copyright Collateral to those parties set forth on Schedule B, and (ii) licenses of the Copyright Collateral granted after the date hereof in the ordinary course of Assignor’s business consistent with its past practices, each Assignor will not (A) mortgage, pledge, assign, encumber, grant a security interest in, transfer, license or alienate any of the Copyright Collateral (except, in each case, as provided by this Agreement or the Loan Agreement) or (B) enter into any agreement (for example, a license agreement) that is inconsistent with any Assignor’s Obligations under this Agreement or the Loan Agreement. Notwithstanding anything contained herein to the contrary, so long as no Event of Default shall have occurred and be continuing, nothing in this provision is intended to or shall prohibit or prevent any Assignor, in the ordinary course of its business, and consistent with its past practices and the terms of the Loan Agreement, from being permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of, abandon or otherwise allow to lapse any Copyrights or Copyright Rights. In furtherance of the foregoing, so long as no Event of Default shall have occurred and be continuing, the Lender shall from time to time, upon the request of the respective Assignor, execute and deliver any instruments, certificates or other documents, in the form so requested, that such Assignor shall have certified are appropriate in its judgment to allow it to take any action permitted above.

6.    AFTER-ACQUIRED COPYRIGHTS, ETC.

6.1.    After-acquired Copyrights.  If, before the Obligations shall have been finally paid and satisfied in full, any Assignor shall obtain any right, title or interest in or to any other or new copyrights, copyright applications or copyrightable works, or become entitled to the benefit of any copyright application or copyright or any reissue, division, continuation, renewal, extension, or continuation-in-part of any of the Copyright Collateral or any improvement on any of the Copyright Collateral, the provisions of this Agreement shall automatically apply thereto and such Assignor shall promptly give to the Lender notice thereof in writing. Assignors shall provide to the Lender quarterly updates of Schedule A and Schedule B reflecting new registered Copyrights or Copyright Rights and execute and deliver to the Lender such documents or instruments as the Lender may reasonably request further to implement, preserve or evidence the Lender’s interests therein.

6.2.    Amendment to Schedule.  Each Assignor authorizes the Lender to modify this Agreement and the Assignment of Copyrights, without the necessity of any Assignor’s further approval or signature, by amending Schedule A hereto and the Annex to the Assignment of Copyrights hereto to include any future or other registered Copyrights or Copyright Rights owned by such Assignor under Section 2 or Section 6 and/or to delete Copyrights or Copyright Rights terminated by any Assignor in the ordinary course of business. Assignors shall notify the Lender quarterly of such terminations, if any.

7.    COPYRIGHT PROSECUTION.

7.1.    Assignors Responsible.  Assignors shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with the Copyright Collateral, and shall hold the Lender harmless from any and all costs, damages, liabilities and expenses that may be incurred by the Lender in connection with the Lender’s interest in the Copyright Collateral or any other action or failure to act in connection with this Agreement or the transactions contemplated hereby. In respect of such responsibility, the Assignors shall retain copyright counsel acceptable to the Lender.

7.2.    Assignors’ Duties, etc.  Each Assignor shall have the right and the duty, through copyright counsel acceptable to Lender, to prosecute diligently any registration applications of the Copyrights pending as of the date of this Agreement or thereafter, to preserve and maintain all rights in the Copyrights, including the filing of appropriate renewal applications and other instruments to maintain in effect the Copyrights and the payment when due of all registration renewal fees and other fees, taxes and other expenses that shall be incurred or that shall accrue with respect to any of the Copyrights, in each case, to the extent the Assignor continues to use, in a material manner, or continues to have an intent to use, in a material manner, such Copyright in its reasonable business judgment. Any expenses incurred in connection with such applications and actions shall be borne by the Assignors. Notwithstanding the foregoing, nothing herein shall impose on Assignors any obligation to respond to any non-final office actions that are issued by the USCO or any other governmental authority refusing any application to register any of the Copyrights or to appeal from any adverse ruling concerning the validity, enforceability or registrability of any Copyright. Further, nothing herein is intended to or shall require Assignor to file any documents to maintain any Copyrights if such Copyrights are not in use and if Assignors have no basis in law or fact to file such documents.

7.3.    Assignors’ Enforcement Rights.  Each Assignor shall have the right and the duty to bring suit or other action in such Assignor’s own name to maintain and enforce the Copyrights and the Copyright Rights. Such Assignor may require the Lender to join in such suit or action as necessary to assure such Assignor’s ability to bring and maintain any such suit or action in any proper forum if (but only if) the Lender is completely satisfied that such joinder will not subject it to any risk of liability or if required by law or any order of any Court or tribunal. To the extent Lender does not join in any proceeding, Lender shall cooperate to the extent reasonably required by Assignors for purposes of Assignors’ enforcement rights as they relate to the Copyright Collateral. Such Assignor shall promptly, upon demand, reimburse and indemnify the Lender for all damages, costs and expenses, including reasonable legal fees, incurred by Lender pursuant to this Section 7.3.

7.4.    Protection of Copyrights, etc.  In general, Assignors shall take any and all such actions (including institution and maintenance of suits, proceedings or actions) that in their discretion they determine to be necessary or appropriate to properly maintain, protect, preserve, care for and enforce the Copyright Collateral. The Assignors shall not take or fail to take any action, nor permit any action to be taken or not taken by others under their control, that would adversely affect the validity, grant or enforcement of the Copyright Collateral other than in the ordinary course of business.

7.5.    Notification by Assignors.  Promptly upon obtaining knowledge thereof, the Assignors will notify the Lender in writing of the institution of, or any final adverse determination in, any proceeding in the USCO or any similar office or agency of the United States or any foreign country, or any court, regarding the validity of any of the Copyrights or any Assignor’s rights, title or interests in and to the Copyright Collateral, and of any event that does or reasonably could materially adversely affect the value of any of the Copyright Collateral, the ability of any Assignor or the Lender to dispose of any of the Copyright Collateral or the rights and remedies of the Lender in relation thereto (including but not limited to the levy of any legal process against any of the Copyright Collateral).

8.    REMEDIES.

Upon the occurrence and during the continuance of an Event of Default, the Lender shall have, in addition to all other rights and remedies given it by this Agreement, the Loan Agreement (including, without limitation, those set forth in Section 11.2 thereof), and any other related financing documents, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction, and, without limiting the generality of the foregoing, the Lender may immediately, without demand of performance and without other notice or demand (except as set forth below) whatsoever to any Assignor, all of which are hereby expressly waived, sell or, to the extent permitted by Applicable Law, license at public or private sale or otherwise realize upon the whole or from time to time any part of the Copyright Collateral, or any interest that any Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Copyright Collateral all expenses incurred by the Lender in attempting to enforce this Agreement (including all expenses for broker’s fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations as set forth in or by reference in the Loan Agreement. Notice of any sale, license or other disposition of the Copyright Collateral shall be given to the Assignors at least ten (10) Business Days before the time that any intended public sale or other public disposition of such Copyright Collateral is to be made or after which any private sale or other private disposition of such Copyright Collateral may be made, which the Assignors hereby agree shall be reasonable notice of such public or private sale or other disposition. At any such sale or other disposition, the Lender may, to the extent permitted under applicable law, purchase or license the whole or any part of the Copyright Collateral or interests therein sold, licensed or otherwise disposed.

9.    COLLATERAL PROTECTION.

If any Assignor shall fail to do any act that it has covenanted to do hereunder, or if any representation or warranty of any Assignor shall be breached, the Lender, in its own name or that of such Assignor (in the sole discretion of the Lender), may (but shall not be obligated to) do such act or remedy such breach (or cause such act to be done or such breach to be remedied), and the Assignors agree promptly to reimburse the Lender for any cost or expense incurred by the Lender in so doing.

10.    POWER OF ATTORNEY.

If any Event of Default shall have occurred and be continuing, each Assignor does hereby make, constitute and appoint the Lender (and any officer or agent of the Lender as it may select in its exclusive discretion) as such Assignor’s true and lawful attorney-in-fact, with full power of substitution and with the power to endorse such Assignor’s name on all applications, documents, papers and instruments necessary for the Lender to use the Copyright Collateral, or to grant or issue any exclusive or non-exclusive license of any of the Copyright Collateral to any third person, or to take any and all actions necessary for the Lender to assign, pledge, convey or otherwise transfer title in or dispose of any of the Copyright Collateral or any interest of such Assignor therein to any third person, and, in general, to execute and deliver any instruments or documents and do all other acts that such Assignor is obligated to execute and do hereunder. Each Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof and releases the Lender from any claims, liabilities, causes of action or demands arising out of or in connection with any action taken or omitted to be taken by the Lender under this power of attorney (except for the Lender’s gross negligence or willful misconduct). This power of attorney is coupled with an interest and shall be irrevocable for the duration of this Agreement.

11.    FURTHER ASSURANCES.

The Assignors shall, at any time and from time to time, and at their expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Lender may request or as may be necessary or appropriate in order to implement and effect fully the intentions, purposes and provisions of this Agreement, or to assure and confirm to the Lender the grant, perfection and priority of the Lender’s security interest in the Copyright Collateral.

12.    TERMINATION.

At such time as all of the Obligations have been finally paid and satisfied in full, this Agreement shall automatically terminate and the Lender shall, upon the written request and at the expense of the Assignors, execute and deliver to the Assignors all deeds, assignments and other instruments as may be necessary or proper to reassign and reconvey to and re-vest in the Assignor the entire right, title and interest to the Copyright Collateral previously granted, assigned, transferred and conveyed to the Lender by the Assignor pursuant to this Agreement, as fully as if this Agreement had not been made, subject to any disposition of all or any part thereof that may have been made by the Lender pursuant to the Loan Agreement, this Agreement or otherwise.

13.    COURSE OF DEALING.

No course of dealing between the Assignors and the Lender, nor any failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder or under the Loan Agreement or any other agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

14.    EXPENSES.

Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys’ fees and expenses incurred by the Lender in connection with the preparation of this Agreement and all other documents relating hereto, the consummation of the transactions contemplated hereby or the enforcement hereof, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance or renewal fees, encumbrances, or otherwise protecting, maintaining or preserving any of the Copyright Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to any of the Copyright Collateral, shall be borne and paid by the Assignors.

15.    NO ASSUMPTION OF LIABILITY; INDEMNIFICATION.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE LENDER DOES NOT ASSUME LIABILITIES OF THE ASSIGNORS WITH RESPECT TO ANY CLAIM OR CLAIMS REGARDING THE ASSIGNORS’ OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE COPYRIGHT COLLATERAL OR ANY USE, LICENSE OR SUBLICENSE THEREOF, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE. ALL OF SUCH LIABILITIES SHALL BE EXCLUSIVELY THE RESPONSIBILITY OF THE ASSIGNORS, AND THE ASSIGNORS SHALL INDEMNIFY THE LENDER FOR ANY AND ALL COSTS, EXPENSES, DAMAGES AND CLAIMS, INCLUDING LEGAL FEES, INCURRED BY THE LENDER WITH RESPECT TO SUCH LIABILITIES. ASSIGNOR SHALL NOT BE LIABLE FOR AND SHALL HAVE NO INDEMNIFICATION OBLIGATION TO LENDER ARISING OUT OF OR BASED ON THE USE OF ANY COPYRIGHT RIGHTS FOLLOWING ANY ASSIGNMENT BY ANY ENTITY TO WHOM THE COPYRIGHT RIGHTS MAY BE SOLD, LICENSED OR TRANSFERRED TO BY OR ON BEHALF OF LENDER.

16.    NOTICES.

All notices and other communications which are required and may be provided pursuant to the terms of this Agreement shall be provided in the manner, to the addresses, and with the effect as set forth in the Loan Agreement.

17.    AMENDMENT AND WAIVER.

This Agreement may not be amended or modified orally, but only by an instrument in writing executed on behalf of the Assignors and the Lender and except as provided in Section 6.2 of this Agreement. The Lender shall not be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by the Lender. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

18.    GOVERNING LAW; CONSENT TO FORUM; WAIVERS; SERVICE OF PROCESS.

(a)    GOVERNING LAW. UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES.

(b)    CONSENT TO FORUM. EACH ASSIGNOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT SITTING IN NEW YORK COUNTY OR THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH ASSIGNOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 16. A final judgment in any proceeding of any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by Applicable Law. Nothing herein shall limit the right of Lender to bring proceedings against any Obligor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Agreement shall be deemed to preclude enforcement by Lender of any judgment or order obtained in any forum or jurisdiction.

(c)    WAIVERS BY ASSIGNORS. To the fullest extent permitted by Applicable Law, each Assignor waives (a) the right to trial by jury (which Lender hereby also waives) in any proceeding or dispute of any kind relating in any way to any Loan Documents, Obligations or Collateral; (b) presentment, demand, protest, notice of presentment (except notices expressly set forth in the Loan Documents), default, non-payment, maturity, release, compromise, settlement, extension or renewal of any commercial paper, accounts, documents, instruments, chattel paper and guaranties at any time held by Lender on which an Assignor may in any way be liable, and hereby ratifies anything Lender may do in this regard; (c) except as expressly set forth in the Loan Documents, notice prior to taking possession or control of any Collateral; (d) any bond or security that might be required by a court prior to allowing Lender to exercise any rights or remedies; (e) the benefit of all valuation, appraisement and exemption laws; (f) any claim against Lender, on any theory of liability, for special, indirect, consequential, exemplary or punitive damages (as opposed to direct or actual damages) in any way relating to any Enforcement Action, Obligations, Loan Documents or transactions relating thereto; and (g) notice of acceptance hereof. Each Assignor acknowledges that the foregoing waivers are a material inducement to Lender entering into this Agreement and that Lender is relying upon the foregoing in its dealings with Assignors. Each Assignor has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

(d)    SERVICE OF PROCESS. ASSIGNORS IRREVOCABLY CONSENT TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 16. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

19.    COUNTERPARTS.

This Agreement may be executed and delivered in any number of counterparts. Each counterpart shall constitute an original, but all counterparts together shall constitute but one and the same agreement. This Agreement may be executed by facsimile signature or by other electronic means, such as portable document format (.pdf) or tagged image file format (TIFF), which shall constitute a legal and valid signature for purposes hereof.

20.    MISCELLANEOUS.

The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Assignors and their respective successors and assigns, and shall inure to the benefit of the Lender and its respective successors and assigns. In the event of any irreconcilable conflict between the provisions of this Agreement and the Loan Agreement, the provisions of the Loan Agreement shall control. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Assignors acknowledge receipt of a copy of this Agreement.

[Signature Page to Follow]

[Signature page to Copyright Collateral Assignment-GFIE]

IN WITNESS WHEREOF, this Copyright Collateral Assignment and Security Agreement has been executed as of the day and year first above written.

ASSIGNORS:

BLYTH, INC.

By:_______________________________
Name: Michael S. Novins
Title: Vice President

SILVER STAR BRANDS, INC.

By:_______________________________
Name: Michael S. Novins
Title: Vice President

CANDLE CORPORATION OF AMERICA

By:_________________________________
Name: Michael S. Novins
Title: Vice President

[Signature Page to Copyright Collateral Assignment-GFIE]

LENDER:

GFIE, LLC

By:
Name: Robert B. Goergen
Title: Manager

STATE OF CONNECTICUT

COUNTY OF

Before me, the undersigned, this          day of                     , 2015 personally appeared Robert B. Goergen, known to me to be the Manager of GFIE, LLC, and that he as such Manager, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such Manager, and the free act and deed of said entity.

In Witness Whereof, I hereunto set my hand.

Notary Public
My Commission Expires:

[Signature Page to Assignment of Copyright-GFIE]

SCHEDULE A

Registered U.S. Copyrights:

Owner	Title	Reg. No.	Reg. Date
Blyth, Inc.	Living by our wicks…and beyond	TXu001112876	10/27/2003

Candle Corporation of America	Cookie jar (sweet things in life/fresh baked with love/heartfelt wishes	VA0001336298	6/13/2005
Candle Corporation of America	Cup and Saucer (sweet things in life/fresh baked with love/heartfelt wishes)	VA0001336299	6/13/2005
Candle Corporation of America	Foodservice	TX0002868414	6/22/1990
Candle Corporation of America	Gazebo 3 leaf lid	VA0001077862	2/16/2001
Candle Corporation of America	Gazebo 3 leaf on stem lid	VA0001077863	2/16/2001
Candle Corporation of America	Gazebo 4 leaf lid	VA0001077864	2/16/2001
Candle Corporation of America	Keepsake container (fill your heart with love/fill your home with happiness)	VA0001336300	6/13/2005
Candle Corporation of America	Keepsake container (fill your heart with love/fill your home with happiness)	VA0001336301	6/13/2005
Candle Corporation of America	Keepsake Container (fill your heart with love/fill your home with happiness)	VA0001336302	6/13/2005
Candle Corporation of America	Not Title Given	V3607D394	8/24/2011

Miles Kimball Company	1995 merry months frames	VA0000724473	1995
Miles Kimball Company	1996 merry months frames	VA0000724472	1995
Miles Kimball Company	ABC Company wishes you Happy holidays with a special gift to last the whole year through.	TX0002647687	1998
Miles Kimball Company	Arbor Cove.	CSN0131847	2001
Miles Kimball Company	Arbor Cove.	CSN0131847	2000
Miles Kimball Company	Business book.	CSN0098077	1992
Miles Kimball Company	Candle verse Christmas greetings : order form : use only for no. 176.	TX0001442343	1984
Miles Kimball Company	Christmas cards by Miles Kimball.	TX0002131521	1987
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	2006
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0006437269	2006
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	CSN0009730	2006
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0006437269	2006
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0006437270	2006
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	2005
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	2003
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	2002
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	CSN0116541	2000
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	CSN0116541	1999

Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	CSN0116541	1996
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	TX0004139578	1995
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0004017548	1994
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0004017549	1994
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0003386259	1992
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0003402035	1992
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0003139481	1991
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0003139482	1991
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0002915846	1990
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0002624390	1989
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	1989
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	1988
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	1987
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	1986
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	1985
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	1984
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	1983
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	1982
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	1981
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	1980
Miles Kimball Company	Christmas cards : [catalog]	CSN0009730	1978
Miles Kimball Company	CHRISTMAS DOVE	TX0003139477	1991
Miles Kimball Company	CHRISTMAS MEANS CARING AND SHARING	TX0002451122	1988
Miles Kimball Company	CHRISTMAS TIME GREETING : ORDER FORM : USE ONLY FOR NO. 175	TX0001442342	1984
Miles Kimball Company	CHRISTMAS TRADITIONS / PRESENTED BY MILES KIMBALL	TX0004163456	1994
Miles Kimball Company	COW DESIGN	VA00000508631	1992
Miles Kimball Company	EXPOSURES	TX0004552734	1995
Miles Kimball Company	EXPOSURES	CSN0107962	1994
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	2006
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	2005
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	2004
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	2003
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	2002
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	2001
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	2000

Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	1999
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	1998
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	1997
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	1996
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	TX0004111211	1995
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	1995
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES, FALL ‘97	TX0004691001	1997
Miles Kimball Company	EXPOSURES, AUTUMN 2002	TX0005611599	2002
Miles Kimball Company	EXPOSURES, AUTUMN 2002	TX0005611600	2002
Miles Kimball Company	EXPOSURES, AUTUMN 2004	TX0006021982	2004
Miles Kimball Company	EXPOSURES AUTUMN PREVIEW, 2004	TX0006021993	2004
Miles Kimball Company	EXPOSURES: FALL PREVIEW, ‘98	TX0004947621	1998
Miles Kimball Company	EXPOSURES HOLIDAY ‘95	TX0004111345	1995
Miles Kimball Company	EXPOSURES: HOLIDAY PREVIEW 2, ‘98	TX0004947620	1998
Miles Kimball Company	EXPOSURES HOLIDAY PREVIEW, 2004	TX0006021992	2004
Miles Kimball Company	EXPOSURES HOMES	CSN118958	2003
Miles Kimball Company	EXPOSURES HOMES	CSN118958	2002
Miles Kimball Company	EXPOSURES HOMES	CSN118958	2001
Miles Kimball Company	EXPOSURES HOMES	CSN118958	2000
Miles Kimball Company	EXPOSURES HOMES	CSN118958	1999
Miles Kimball Company	EXPOSURES HOMES	TX0004947624	1998
Miles Kimball Company	EXPOSURES HOMES	CSN118958	1997
Miles Kimball Company	EXPOSURES HOMES	CSN118958	1996
Miles Kimball Company	EXPOSURES HOMES, FALL 1997	TX0004690999	1997
Miles Kimball Company	EXPOSURES HOMES, HOLIDAY 1997	TX0004691000	1997
Miles Kimball Company	EXPOSURES HOMES: SUMMER SALE 1, 1998	TX0004947623	1998
Miles Kimball Company	EXPOSURES HOMES: SUMMER SALE 2, 1998	TX0004947622	1998
Miles Kimball Company	EXPOSURES: SNEAK PREVIEW, ‘98	TX0004947619	1998
Miles Kimball Company	EXPOSURES, SPRING 2003	TX0005739444	2003
Miles Kimball Company	EXPOSURES, SPRING ’96: A WHOLE NEW WAY TO LOOK AT PICTURES	TX0004243582	1996
Miles Kimball Company	EXPOSURES, SPRING II ’96: A WHOLE NEW WAY TO LOOK AT PICTURES	TX0004268783	1996
Miles Kimball Company	EXPOSURES, SUMMER 2003: HERE’S THE CATALOG YOU REQUESTED, LOOK FOR SALE ITEMS INSIDE PAGES 26-33	TX0005785935	2003
Miles Kimball Company	EXPOSURES, SUMMER 2003 : LOOK FOR SALE ITEMS INSIDE PAGES 26-33.	TX0005785937	2003
Miles Kimball Company	EXPOSURES, SUMMER II 2003 : THANK YOU FOR YOUR ORDER	TX0005785938	2003
Miles Kimball Company	EXPOSURES WINTER II 2002	TX0005643749	2003
Miles Kimball Company	FOR THAT SPECIAL PERSONAL TOUCH	TX0005593220	2002
Miles Kimball Company	FRIENDS MAKE CHRISTMAS SPECIAL	TX0002451119	1988
Miles Kimball Company	HAPPY HOLIDAYS : CHRISTMAS CARDS BY MILES KIMBALL OF OSHKOSH	TX0004352282	1996

Miles Kimball Company	HAPPY HOLIDAYS : CHRISTMAS CARDS BY MILES KIMBALL OF OSHKOSH	TX0004355652	1996
Miles Kimball Company	HAPPY HOLIDAYS : CHRISTMAS CARDS BY MILES KIMBALL OF OSHKOSH	TX0004355653	1996
Miles Kimball Company	HAPPY HOME VIDEOS	VA0000494057	1991
Miles Kimball Company	HMP SPRING PREVIEW 2005 MAIN 72 PG/CONTROL/CHOPPER KEY CODE 05MPSP2 CAT ID	TX0006118718	2004
Miles Kimball Company	HMP SUMMER 2006/72 PG./ORDER FORM TEST/ON PAGE OF BCT 403	TX0006486165	2006
Miles Kimball Company	HOLIDAY COLLECTION 2006, MILES KIMBALL	TX0006437272	2006
Miles Kimball Company	HOLIDAY COLLECTION 2006, MILES KIMBALL	TX0006437276	2006
Miles Kimball Company	HOLIDAY COLLECTION 2006, MILES KIMBALL	TX0006437273	2006
Miles Kimball Company	HOLIDAY COLLECTION 2006, MILES KIMBALL	TX0006437274	2006
Miles Kimball Company	HOLIDAY COLLECTION 2006, MILES KIMBALL	TX0006437275	2006
Miles Kimball Company	HOLLY & RIBBON GREETING	VA0000741662	1995
Miles Kimball Company	HOLLY & RIBBON LABEL	VA0000741661	1994
Miles Kimball Company	HOLLY & RIBBON SEAL	VA0000741663	1994
Miles Kimball Company	HOME BUSINESS BOOK : A COLLECTION OF HOME BUSINESS ESSENTIALS	CSN0089719	1990
Miles Kimball Company	HOME MARKET PLACE, FALL PREVIEW 2004	TX0006021981	2004
Miles Kimball Company	HOME MARKETPLACE	CSN0136748	2006
Miles Kimball Company	HOME MARKETPLACE	CSN0136748	2005
Miles Kimball Company	HOME MARKETPLACE	CSN0136748	2004
Miles Kimball Company	HOME MARKETPLACE	CSN0136748	2003
Miles Kimball Company	HOME MARKETPLACE : CHRISTMAS 2004	TX0006118709	2004
Miles Kimball Company	HOME MARKETPLACE, FALL 2004	TX0006021991	2004
Miles Kimball Company	HOME MARKETPLACE, FALL 2006	TX0006437271	2006
Miles Kimball Company	HOME MARKETPLACE : HMP 15-PA. INSERT WITH FRUIT MUGS ON COVER (NOT LABELED, ABOUT 5X7 IN SIZE)	TX0006403524	2006
Miles Kimball Company	HOME MARKETPLACE : WINTER 2005	TX0006118710	2004
Miles Kimball Company	IT'S CHRISTMAS GREETING : ORDER FORM : USE ONLY FOR NO. 166	TX0001442344	1984
Miles Kimball Company	IT'S CHRISTMASTIME	TX0003139480	1991
Miles Kimball Company	JUST BETWEEN US	TX0004414550	1996
Miles Kimball Company	JUST BETWEEN US & 21 OTHER TITLES	V3446D047	2000
Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	2002
Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	2001
Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	2000

Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	1999
Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	1998
Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	1997
Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	1996
Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	1995
Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	1994
Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	1993
Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	1992
Miles Kimball Company	KIMBALLS OF OSHKOSH	CSN0021597	1979
Miles Kimball Company	KIMBALLS OF OSHKOSH: [CATALOG]	CSN0030095	1980
Miles Kimball Company	KIMBALLS OF OSHKOSH : THANK YOU	TX0001443056	1984
Miles Kimball Company	LIGHTS OF CHRISTMAS GREETING : ORDER FORM : USE ONLY FOR NO. 174	TX0001442341	1984
Miles Kimball Company	MAKING CHRISTMAS HAPPEN	TX0003139478	1991
Miles Kimball Company	MERRY CHRISTMAS / BY MILES KIMBALL OF OSHKOSH	TX0002373200	1988
Miles Kimball Company	MILE KIMBALL HOLIDAY PREVIEW, 12004	TX0006028572	2004
Miles Kimball Company	MILE KIMBALL HOLIDAY PREVIEW, 2004	TX0006028573	2004
Miles Kimball Company	MILES KIMBALL	TX0005611648	2002
Miles Kimball Company	MILES KIMBALL	TX0003026594	1990
Miles Kimball Company	MILES KIMBALL	CSN0012238	1978
Miles Kimball Company	MILES KIMBALL 15-PG. INSERT (NOT LABELED-ABOUT 5X7 IN SIZE)	TX0006297394	2005
Miles Kimball Company	MILES KIMBALL 15-PG. INSERT (NOT LABELED-ABOUT 5X7 IN SIZE): PENCILS ON COVER	TX0006297393	2005
Miles Kimball Company	MILES KIMBALL 1966 HOLIDAY PREVIEW : [TEDDY BEAR OFFER]	TX0004352457	1996
Miles Kimball Company	MILES KIMBALL : 1999 : EASTER: 1A-A	TX0004954953	1999
Miles Kimball Company	MILES KIMBALL: 1999 VALENTINE	TX0004948339	1999
Miles Kimball Company	MILES KIMBALL AUTUMN 2002	TX0005611602	2002
Miles Kimball Company	MILES KIMBALL, AUTUMN 2004	TX0006021998	2004
Miles Kimball Company	MILES KIMBALL : CHRISTMAS II, 1996	TX0004400642	1996
Miles Kimball Company	MILES KIMBALL : CHRISTMAS II, 1996	TX0004400644	1996

Miles Kimball Company	MILES KIMBALL : CHRISTMAS II, 1996	TX0004400645	1996
Miles Kimball Company	MILES KIMBALL CHRISTMAS PREVIEW, 1996	TX0004400643	1996
Miles Kimball Company	MILES KIMBALL COMPANY	TX0003026595	1990
Miles Kimball Company	MILES KIMBALL COMPANY	CSN0012239	1978
Miles Kimball Company	MILES KIMBALL COMPANY 1987 "A-L" PACKAGE ENCLOSURE	TX0002140381	1987
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	2006
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	2005
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	2004
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	2003
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	2002
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	2001
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	2000
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1999
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1998
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1997
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1996
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1995
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1994
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1993
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1992
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1991
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1990
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1989
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1988
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1987
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1986
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1985
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1984
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1983
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1982
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1981
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1980
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1979
Miles Kimball Company	MILES KIMBALL COMPANY : [CATALOG]	CSN0021934	1978
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM, "ACROSTIC CARD," 1987	TX0002140380	1987
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM, "CHRISTMAS DREAM," 1987	TX0002140383	1987
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM, "FAMILY VERSE," 1987	TX0002140385	1987
Miles Kimball Company	[MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM, "FOOTPRINTS IN THE SNOW," 1986]	TX0001890114	1986
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM, "GOLDEN BELL GREETING," 1986	TX0001889427	1986

Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM: IT’S CHRISTMAS	TX0003390430	1992
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM: “NIGHT BEFORE CHRISTMAS,” 1986	TX0001890117	1986
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM: “OLD TIME DEPOT CARD,” 1987	TX0002140382	1987
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM: “SHINING STAR GREETING,” 1986	TX0001890116	1986
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM: “SIGNS OF CHRISTMAS,” 1987	TX0002140379	1987
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM: “STATE VERSE GREETING,” 1986	TX0001889428	1986
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM: “THE WORDS OF WHITTIER,” 1986	TX0001890115	1986
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM: “WOODCUT,” 1987	TX0002140384	1987
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM: “YOUR PERSONAL WISH,” 1987	TX0002140386	1987
Miles Kimball Company	[MILES KIMBALL COMPANY LABEL PACKAGE ENCLOSURE. 1986]	TX0001926075	1986
Miles Kimball Company	MILES KIMBALL "E" ENCLOSURE, 1998	TX0004890890	1998
Miles Kimball Company	MILES KIMBALL : ENCLOSURE A : 1999	TX0004954952	1999
Miles Kimball Company	MILES KIMBALL ENCLOSURE "B."	TX0005242242	2000
Miles Kimball Company	MILES KIMBALL ENCLOSURE "B."	TX0004947617	1998
Miles Kimball Company	MILES KIMBALL ENCLOSURE "C."	TX0004947616	1998
Miles Kimball Company	MILES KIMBALL ENCLOSURE "D."	TX0004947618	1998
	MILES KIMBALL HOLIDAY PREVIEW : 1995	TX0004139598	1995
Miles Kimball Company	MILES KIMBALL HOLIDAY PREVIEW 2002	TX0005611601	2002
Miles Kimball Company	MILES KIMBALL HOLIDAY PREVIEW 2002	TX0005611603	2002
Miles Kimball Company	MILES KIMBALL HOLIDAY PREVIEW, 2004	TX0006021996	2004
Miles Kimball Company	MILES KIMBALL HOLIDAY PREVIEW, 2004	TX0006021997	2004
Miles Kimball Company	MILES KIMBALL : LATE SPRING. 1996 : VERSION 2, FREE SHIPPING!	TX0004268784	1996
Miles Kimball Company	MILES KIMBALL, LATE SPRING 2003	TX0005753579	2003
Miles Kimball Company	MILES KIMBALL, LATE SPRING 2003	TX0005753580	2003
Miles Kimball Company	MILES KIMBALL, LATE SPRING 2003	TX0005753581	2003
Miles Kimball Company	MILES KIMBALL LATE SUMMER, 1996	TX0004334906	1996
Miles Kimball Company	MILES KIMBALL, MIDSUMMER 2004	TX0006021995	2004

Miles Kimball Company	MILES KIMBALL NEW FOR '95.	TX0004136132	1995
Miles Kimball Company	MILES KIMBALL OF OSHKOSH	TX0003417005	1992
Miles Kimball Company	MILES KIMBALL OF OSHKOSH : V. 1A. 1989	TX0002582104	1989
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN	CSN0012241	1978
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1996
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1995
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1993
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1992
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1991
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1990
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1989
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1988
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1987
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1986
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1984
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1983
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1982
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1981
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1980
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1979
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1978
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : ENCLOSURE	CSN0062761	1990
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : ENCLOSURE	CSN0062761	1989
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : ENCLOSURE	CSN0062761	1988
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : ENCLOSURE	CSN0062761	1987
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : ENCLOSURE	CSN0062761	1986
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : ENCLOSURE	CSN0062761	1985
Miles Kimball Company	MILES KIMBALL OF OSHKOSH. WISCONSIN : ENCLOSURE A	TX0002252268	1988
Miles Kimball Company	MILES KIMBALL OF OSHKOSH. WISCONSIN : ENCLOSURE “A.”	TX0001527419	1985
Miles Kimball Company	MILES KIMBALL OF OSHKOSH. WISCONSIN : ENCLOSURE “B.”	TX0002671293	1989

Miles Kimball Company	MILES KIMBALL OF OSHKOSH. WISCONSIN : ENCLOSURE “B.”	TX0002192530	1987
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : ENCLOSURE ONE	TX0001282902	1984
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : ENCLOSURE ONE	TX0001064925	1983
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : ENCLOSURE TWO	TX0001442346	1984
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : ENCLOSURE TWO	TX0001214151	1983
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [PACKAGE ENCLOSURE] : V. A.	TX0000023425	1978
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : V. 1	TX0000657510	1981
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : V. 1	TX0000023426	1978
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : V. A.	TX0000657511	1981
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : V. B.	TX0000121350	1978
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1993
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1992
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1991
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1989
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1987
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1986
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1985
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1984
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1983
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1982
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1981
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1980
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1979
Miles Kimball Company	MILES KIMBALL (PROSPECT): CATALOG & 11 OTHER TITLES	V3403D589	1997
Miles Kimball Company	MILES KIMBALL [PROSPECT]: CATALOG & 20 OTHER TITLES	V3403D096	1997
Miles Kimball Company	MILES KIMBALL, SALE ENDS 6/27/03!	TX0005785956	2002
Miles Kimball Company	MILES KIMBALL, SPRING 1996	TX0004243581	1996
Miles Kimball Company	MILES KIMBALL, SPRING 1999	TX0004948338	1999
Miles Kimball Company	MILES KIMBALL, SUMMER 2003 : OVER 110 ITEMS UP TO 44% OFF	TX00057 85940	2003
Miles Kimball Company	MILES KIMBALL, SUMMER 2003 : OVER 230 ITEMS UP TO 50% OFF!	TX0005785939	2003
Miles Kimball Company	MILES KIMBALL, SUMMER 2004	TX0006021994	2004
Miles Kimball Company	[MILES KIMBALL THANK YOU ENCLOSURE. 1982]	TX0000991574	1982
Miles Kimball Company	Miles Kimball thank You for Your order	TX0005489193	2002
Miles Kimball Company	MK October ProsPect 2004	TX0006193771	2004
Miles Kimball Company	MK SUMMER SALE 2006 MAIN 76 PG/INKJET/NON-WMSMY MESSAGE KEY 1460000 BCT	TX0006413858	2006
Miles Kimball Company	MORE THAN A DAY	TX0002451120	1988
Miles Kimball Company	MR. & MRS. SANTA DESIGN	VAU000229666	1992

Miles Kimball Company	PERSONALLY YOURS / FROM MILES KIMBALL OF OSHKOSH	CSN0038519	1981
Miles Kimball Company	[POINSETTIA LABELS]	VA0000519497	1992
Miles Kimball Company	POINSETTIA LABELS	VA0000537656	1992
Miles Kimball Company	[POINSETTIA SEALS]	VA0000519498	1992
Miles Kimball Company	POINSETTIA SEALS	VA0000537657	1992
Miles Kimball Company	PRESERVE YOUR PHOTOS IN EXPOSURES EXCLUSIVE ALBUMS & PAGES	TX0005242245	2000
Miles Kimball Company	SERENDIPITY & 135 OTHER TITLES	V1798P033	1980
Miles Kimball Company	SHOPPING WITH WALTER DRAKE ... CHRISTMAS (70-2) & 137 OTHER TITLES	V3515D613	2004
Miles Kimball Company	SNAPSHOTS : CAPTURING SPECIAL MOMENTS FOR A LIFETIME OF MEMORIES	CSN0111589	1995
Miles Kimball Company	SNAPSHOTS : CAPTURING SPECIAL MOMENTS FOR A LIFETIME OF MEMORIES	CSN0111589	1994
Miles Kimball Company	SPECIAL HOLIDAY WISH FOR YOU : LIKE THE MONEY PLANT, MAY OUR RELATIONSHIP GROW AND PROSPER THROUGH THE YEARS	TX0002647686	1988
Miles Kimball Company	THANK YOU / KIMBALLS OF OSHKOSH	CSN0039275	1986
Miles Kimball Company	THANK YOU / KIMBALLS OF OSHKOSH	CSN0039275	1981
Miles Kimball Company	'TIS THE SEASON	TX0002451121	1988
Miles Kimball Company	WELCOME TO MILES KIMBALL OF OSHKOSH, WISCONSIN. CHRISTMAS CARDS	TX0004017550	1994
Miles Kimball Company	WELCOME TO MILES KIMBALL OF OSHKOSH, WISCONSIN. CHRISTMAS CARDS	TX0004017551	1994
Miles Kimball Company	WE'RE COMPOSING THIS SPECIAL WISH JUST FOR YOU!	TX0003139479	1991
Miles Kimball Company	WHENEVER FRIENDS GATHER	TX0003139476	1991

SCHEDULE B

Existing Licenses

Licenses granted by Assignors:

The limited non-exclusive non-transferable, worldwide, royalty-free license granted by Silver Star Brands, Inc. (f/k/a Miles Kimball Company) (“Silver Star”) to Integrated Marketing Solutions, Inc. and DM Services, Inc. in the following under the Agreement for Credit Services, dated as of March 1, 2012, among Silver Star, Integrated Marketing Solutions, Inc. and DM Services, Inc.: Silver Star’s name, URLs, logos, trademarks, service marks, patents, trade secrets, copyrights, industrial design, tag lines, photographs, menus, slogans, trade dress and other proprietary descriptions and intellectual property, for the purpose of development and creation of promotional materials and consumer credit communications, subject to Silver Star’s prior approval.

[Signature Page to Assignment of Copyright-GFIE]

EXHIBIT 1

ASSIGNMENT OF COPYRIGHTS

WHEREAS, Blyth, Inc., a Delaware corporation (“Blyth”), Silver Star Brands, Inc., a Wisconsin corporation (“Silver Star”), Candle Corporation of America, a New York corporation (“Candle Corp” and together with, Blyth and Silver Star, collectively, (the “Assignors” and each an “Assignor”), have developed and used and are using the technologies and literary works (the “Copyrights”) identified on the Annex hereto, and are the owner of the registrations of and pending registration applications for such Copyrights in the United States Copyright Office as identified on such Annex; and

WHEREAS, the Assignors and GFIE, LLC, a Florida limited liability company (the “Assignee”), have entered into that certain Copyright Collateral Assignment and Security Agreement (the “Copyright Agreement”) dated as of March 9, 2015, whereby Assignors have granted the Assignee a security interest in the Copyrights pursuant to the terms and conditions therein;

WHEREAS, Assignee is desirous of acquiring the Copyrights and the registrations thereof and registration applications therefor;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby assign, sell and transfer unto the Assignee all right, title and interest in and to the Copyrights, together with the right to sue and recover for, and the right to profits or damages due or accrued arising out of or in connection with, any and all past, present or future infringements or dilution of or damage or injury to the Copyrights.

This Assignment of Copyrights is intended to and shall take effect as a sealed instrument at such time as the Assignee shall complete this instrument by signing its acceptance of this Assignment of Copyrights below.

[Signature page follows.]

IN WITNESS WHEREOF, the Assignor, by its duly authorized officer, has executed this assignment, as an instrument under seal, on this ____ day of                , 20     .
ASSIGNORS:

BLYTH, INC.

By:_______________________________
Name: Michael S. Novins
Title: Vice President

SILVER STAR BRANDS, INC.

By:_______________________________
Name: Michael S. Novins
Title: Vice President

CANDLE CORPORATION OF AMERICA

By:_________________________________
Name: Michael S. Novins
Title: Vice President

The foregoing assignment of the Copyrights by the Assignor to the Assignee is hereby accepted as of the          day of              , 20     .

GFIE, LLC

By:
Name:    Robert B. Goergen
Title:    Manager

STATE OF CONNECTICUT

COUNTY OF

Before me, the undersigned, this          day of                         , 2015 personally appeared Robert B. Goergen, known to me to be the Manager of GFIE, LLC, and that he as such Manager, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such Manager, and the free act and deed of said entity.

In Witness Whereof, I hereunto set my hand.

Notary Public
My Commission Expires:

ANNEX

Registered U.S. Copyrights:

Owner	Title	Reg. No.	Reg. Date
Blyth, Inc.	Living by our wicks…and beyond	TXu001112876	10/27/2003

Candle Corporation of America	Cookie jar (sweet things in life/fresh baked with love/heartfelt wishes	VA0001336298	6/13/2005
Candle Corporation of America	Cup and Saucer (sweet things in life/fresh baked with love/heartfelt wishes)	VA0001336299	6/13/2005
Candle Corporation of America	Foodservice	TX0002868414	6/22/1990
Candle Corporation of America	Gazebo 3 leaf lid	VA0001077862	2/16/2001
Candle Corporation of America	Gazebo 3 leaf on stem lid	VA0001077863	2/16/2001
Candle Corporation of America	Gazebo 4 leaf lid	VA0001077864	2/16/2001
Candle Corporation of America	Keepsake container (fill your heart with love/fill your home with happiness)	VA0001336300	6/13/2005
Candle Corporation of America	Keepsake container (fill your heart with love/fill your home with happiness)	VA0001336301	6/13/2005
Candle Corporation of America	Keepsake Container (fill your heart with love/fill your home with happiness)	VA0001336302	6/13/2005
Candle Corporation of America	Not Title Given	V3607D394	8/24/2011

Miles Kimball Company	1995 merry months frames	VA0000724473	1995
Miles Kimball Company	1996 merry months frames	VA0000724472	1995
Miles Kimball Company	ABC Company wishes you Happy holidays with a special gift to last the whole year through.	TX0002647687	1998
Miles Kimball Company	Arbor Cove.	CSN0131847	2001
Miles Kimball Company	Arbor Cove.	CSN0131847	2000
Miles Kimball Company	Business book.	CSN0098077	1992
Miles Kimball Company	Candle verse Christmas greetings : order form : use only for no. 176.	TX0001442343	1984
Miles Kimball Company	Christmas cards by Miles Kimball.	TX0002131521	1987
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	2006
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0006437269	2006
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	CSN0009730	2006
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0006437269	2006
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0006437270	2006

Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	2005
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	2003
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	2002
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	CSN0116541	2000
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	CSN0116541	1999
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	CSN0116541	1996
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	TX0004139578	1995
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0004017548	1994
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0004017549	1994
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0003386259	1992
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0003402035	1992
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0003139481	1991
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0003139482	1991
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0002915846	1990
Miles Kimball Company	Christmas cards by Miles Kimball of Oshkosh.	TX0002624390	1989
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	1989
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	1988
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	1987
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	1986
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	1985
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	1984
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	1983
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	1982
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	1981
Miles Kimball Company	Christmas cards / by Miles Kimball of Oshkosh.	CSN0009730	1980
Miles Kimball Company	Christmas cards : [catalog]	CSN0009730	1978
Miles Kimball Company	CHRISTMAS DOVE	TX0003139477	1991
Miles Kimball Company	CHRISTMAS MEANS CARING AND SHARING	TX0002451122	1988
Miles Kimball Company	CHRISTMAS TIME GREETING : ORDER FORM : USE ONLY FOR NO. 175	TX0001442342	1984
Miles Kimball Company	CHRISTMAS TRADITIONS / PRESENTED BY MILES KIMBALL	TX0004163456	1994
Miles Kimball Company	COW DESIGN	VA00000508631	1992
Miles Kimball Company	EXPOSURES	TX0004552734	1995
Miles Kimball Company	EXPOSURES	CSN0107962	1994
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	2006
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	2005

Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	2004
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	2003
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	2002
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	2001
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	2000
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	1999
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	1998
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	1997
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	1996
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	TX0004111211	1995
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES	CSN0107962	1995
Miles Kimball Company	EXPOSURES: A WHOLE NEW WAY TO LOOK AT PICTURES, FALL ‘97	TX0004691001	1997
Miles Kimball Company	EXPOSURES, AUTUMN 2002	TX0005611599	2002
Miles Kimball Company	EXPOSURES, AUTUMN 2002	TX0005611600	2002
Miles Kimball Company	EXPOSURES, AUTUMN 2004	TX0006021982	2004
Miles Kimball Company	EXPOSURES AUTUMN PREVIEW, 2004	TX0006021993	2004
Miles Kimball Company	EXPOSURES: FALL PREVIEW, ‘98	TX0004947621	1998
Miles Kimball Company	EXPOSURES HOLIDAY ‘95	TX0004111345	1995
Miles Kimball Company	EXPOSURES: HOLIDAY PREVIEW 2, ‘98	TX0004947620	1998
Miles Kimball Company	EXPOSURES HOLIDAY PREVIEW, 2004	TX0006021992	2004
Miles Kimball Company	EXPOSURES HOMES	CSN118958	2003
Miles Kimball Company	EXPOSURES HOMES	CSN118958	2002
Miles Kimball Company	EXPOSURES HOMES	CSN118958	2001
Miles Kimball Company	EXPOSURES HOMES	CSN118958	2000
Miles Kimball Company	EXPOSURES HOMES	CSN118958	1999
Miles Kimball Company	EXPOSURES HOMES	TX0004947624	1998
Miles Kimball Company	EXPOSURES HOMES	CSN118958	1997
Miles Kimball Company	EXPOSURES HOMES	CSN118958	1996
Miles Kimball Company	EXPOSURES HOMES, FALL 1997	TX0004690999	1997
Miles Kimball Company	EXPOSURES HOMES, HOLIDAY 1997	TX0004691000	1997
Miles Kimball Company	EXPOSURES HOMES: SUMMER SALE 1, 1998	TX0004947623	1998
Miles Kimball Company	EXPOSURES HOMES: SUMMER SALE 2, 1998	TX0004947622	1998
Miles Kimball Company	EXPOSURES: SNEAK PREVIEW, ‘98	TX0004947619	1998
Miles Kimball Company	EXPOSURES, SPRING 2003	TX0005739444	2003
Miles Kimball Company	EXPOSURES, SPRING ’96: A WHOLE NEW WAY TO LOOK AT PICTURES	TX0004243582	1996
Miles Kimball Company	EXPOSURES, SPRING II ’96: A WHOLE NEW WAY TO LOOK AT PICTURES	TX0004268783	1996
Miles Kimball Company	EXPOSURES, SUMMER 2003: HERE’S THE CATALOG YOU REQUESTED, LOOK FOR SALE ITEMS INSIDE PAGES 26-33	TX0005785935	2003

Miles Kimball Company	EXPOSURES, SUMMER 2003 : LOOK FOR SALE ITEMS INSIDE PAGES 26-33.	TX0005785937	2003
Miles Kimball Company	EXPOSURES, SUMMER II 2003 : THANK YOU FOR YOUR ORDER	TX0005785938	2003
Miles Kimball Company	EXPOSURES WINTER II 2002	TX0005643749	2003
Miles Kimball Company	FOR THAT SPECIAL PERSONAL TOUCH	TX0005593220	2002
Miles Kimball Company	FRIENDS MAKE CHRISTMAS SPECIAL	TX0002451119	1988
Miles Kimball Company	HAPPY HOLIDAYS : CHRISTMAS CARDS BY MILES KIMBALL OF OSHKOSH	TX0004352282	1996
Miles Kimball Company	HAPPY HOLIDAYS : CHRISTMAS CARDS BY MILES KIMBALL OF OSHKOSH	TX0004355652	1996
Miles Kimball Company	HAPPY HOLIDAYS : CHRISTMAS CARDS BY MILES KIMBALL OF OSHKOSH	TX0004355653	1996
Miles Kimball Company	HAPPY HOME VIDEOS	VA0000494057	1991
Miles Kimball Company	HMP SPRING PREVIEW 2005 MAIN 72 PG/CONTROL/CHOPPER KEY CODE 05MPSP2 CAT ID	TX0006118718	2004
Miles Kimball Company	HMP SUMMER 2006/72 PG./ORDER FORM TEST/ON PAGE OF BCT 403	TX0006486165	2006
Miles Kimball Company	HOLIDAY COLLECTION 2006, MILES KIMBALL	TX0006437272	2006
Miles Kimball Company	HOLIDAY COLLECTION 2006, MILES KIMBALL	TX0006437276	2006
Miles Kimball Company	HOLIDAY COLLECTION 2006, MILES KIMBALL	TX0006437273	2006
Miles Kimball Company	HOLIDAY COLLECTION 2006, MILES KIMBALL	TX0006437274	2006
Miles Kimball Company	HOLIDAY COLLECTION 2006, MILES KIMBALL	TX0006437275	2006
Miles Kimball Company	HOLLY & RIBBON GREETING	VA0000741662	1995
Miles Kimball Company	HOLLY & RIBBON LABEL	VA0000741661	1994
Miles Kimball Company	HOLLY & RIBBON SEAL	VA0000741663	1994
Miles Kimball Company	HOME BUSINESS BOOK : A COLLECTION OF HOME BUSINESS ESSENTIALS	CSN0089719	1990
Miles Kimball Company	HOME MARKET PLACE, FALL PREVIEW 2004	TX0006021981	2004
Miles Kimball Company	HOME MARKETPLACE	CSN0136748	2006
Miles Kimball Company	HOME MARKETPLACE	CSN0136748	2005
Miles Kimball Company	HOME MARKETPLACE	CSN0136748	2004
Miles Kimball Company	HOME MARKETPLACE	CSN0136748	2003
Miles Kimball Company	HOME MARKETPLACE : CHRISTMAS 2004	TX0006118709	2004
Miles Kimball Company	HOME MARKETPLACE, FALL 2004	TX0006021991	2004
Miles Kimball Company	HOME MARKETPLACE, FALL 2006	TX0006437271	2006
Miles Kimball Company	HOME MARKETPLACE : HMP 15-PA. INSERT WITH FRUIT MUGS ON COVER (NOT LABELED, ABOUT 5X7 IN SIZE)	TX0006403524	2006
Miles Kimball Company	HOME MARKETPLACE : WINTER 2005	TX0006118710	2004
Miles Kimball Company	IT'S CHRISTMAS GREETING : ORDER FORM : USE ONLY FOR NO. 166	TX0001442344	1984
Miles Kimball Company	IT'S CHRISTMASTIME	TX0003139480	1991
Miles Kimball Company	JUST BETWEEN US	TX0004414550	1996
Miles Kimball Company	JUST BETWEEN US & 21 OTHER TITLES	V3446D047	2000

Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	2002
Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	2001
Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	2000
Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	1999
Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	1998
Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	1997
Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	1996
Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	1995
Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	1994
Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	1993
Miles Kimball Company	JUST BETWEEN US : A UNIQUE COLLECTION OF PERSONAL EXPRESSIONS / PRESENTED BY MILES KIMBALL	CSN0098952	1992
Miles Kimball Company	KIMBALLS OF OSHKOSH	CSN0021597	1979
Miles Kimball Company	KIMBALLS OF OSHKOSH: [CATALOG]	CSN0030095	1980
Miles Kimball Company	KIMBALLS OF OSHKOSH : THANK YOU	TX0001443056	1984
Miles Kimball Company	LIGHTS OF CHRISTMAS GREETING : ORDER FORM : USE ONLY FOR NO. 174	TX0001442341	1984
Miles Kimball Company	MAKING CHRISTMAS HAPPEN	TX0003139478	1991
Miles Kimball Company	MERRY CHRISTMAS / BY MILES KIMBALL OF OSHKOSH	TX0002373200	1988
Miles Kimball Company	MILE KIMBALL HOLIDAY PREVIEW, 12004	TX0006028572	2004
Miles Kimball Company	MILE KIMBALL HOLIDAY PREVIEW, 2004	TX0006028573	2004
Miles Kimball Company	MILES KIMBALL	TX0005611648	2002
Miles Kimball Company	MILES KIMBALL	TX0003026594	1990
Miles Kimball Company	MILES KIMBALL	CSN0012238	1978
Miles Kimball Company	MILES KIMBALL 15-PG. INSERT (NOT LABELED-ABOUT 5X7 IN SIZE)	TX0006297394	2005

Miles Kimball Company	MILES KIMBALL 15-PG. INSERT (NOT LABELED-ABOUT 5X7 IN SIZE): PENCILS ON COVER	TX0006297393	2005
Miles Kimball Company	MILES KIMBALL 1966 HOLIDAY PREVIEW : [TEDDY BEAR OFFER]	TX0004352457	1996
Miles Kimball Company	MILES KIMBALL : 1999 : EASTER: 1A-A	TX0004954953	1999
Miles Kimball Company	MILES KIMBALL: 1999 VALENTINE	TX0004948339	1999
Miles Kimball Company	MILES KIMBALL AUTUMN 2002	TX0005611602	2002
Miles Kimball Company	MILES KIMBALL, AUTUMN 2004	TX0006021998	2004
Miles Kimball Company	MILES KIMBALL : CHRISTMAS II, 1996	TX0004400642	1996
Miles Kimball Company	MILES KIMBALL : CHRISTMAS II, 1996	TX0004400644	1996
Miles Kimball Company	MILES KIMBALL : CHRISTMAS II, 1996	TX0004400645	1996
Miles Kimball Company	MILES KIMBALL CHRISTMAS PREVIEW, 1996	TX0004400643	1996
Miles Kimball Company	MILES KIMBALL COMPANY	TX0003026595	1990
Miles Kimball Company	MILES KIMBALL COMPANY	CSN0012239	1978
Miles Kimball Company	MILES KIMBALL COMPANY 1987 "A-L" PACKAGE ENCLOSURE	TX0002140381	1987
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	2006
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	2005
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	2004
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	2003
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	2002
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	2001
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	2000
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1999
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1998
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1997
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1996
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1995
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1994
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1993
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1992
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1991
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1990
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1989
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1988
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1987
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1986
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1985
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1984
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1983
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1982
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1981
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1980
Miles Kimball Company	MILES KIMBALL COMPANY : CATALOG	CSN0021934	1979
Miles Kimball Company	MILES KIMBALL COMPANY : [CATALOG]	CSN0021934	1978
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM, "ACROSTIC CARD," 1987	TX0002140380	1987

Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM, "CHRISTMAS DREAM," 1987	TX0002140383	1987
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM, "FAMILY VERSE," 1987	TX0002140385	1987
Miles Kimball Company	[MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM, "FOOTPRINTS IN THE SNOW," 1986]	TX0001890114	1986
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM, "GOLDEN BELL GREETING," 1986	TX0001889427	1986
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM: IT’S CHRISTMAS	TX0003390430	1992
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM: “NIGHT BEFORE CHRISTMAS,” 1986	TX0001890117	1986
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM: “OLD TIME DEPOT CARD,” 1987	TX0002140382	1987
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM: “SHINING STAR GREETING,” 1986	TX0001890116	1986
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM: “SIGNS OF CHRISTMAS,” 1987	TX0002140379	1987
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM: “STATE VERSE GREETING,” 1986	TX0001889428	1986
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM: “THE WORDS OF WHITTIER,” 1986	TX0001890115	1986
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM: “WOODCUT,” 1987	TX0002140384	1987
Miles Kimball Company	MILES KIMBALL COMPANY, CHRISTMAS CARD PACKAGE INSERT/ORDER FORM: “YOUR PERSONAL WISH,” 1987	TX0002140386	1987
Miles Kimball Company	[MILES KIMBALL COMPANY LABEL PACKAGE ENCLOSURE. 1986]	TX0001926075	1986
Miles Kimball Company	MILES KIMBALL "E" ENCLOSURE, 1998	TX0004890890	1998
Miles Kimball Company	MILES KIMBALL : ENCLOSURE A : 1999	TX0004954952	1999
Miles Kimball Company	MILES KIMBALL ENCLOSURE "B."	TX0005242242	2000
Miles Kimball Company	MILES KIMBALL ENCLOSURE "B."	TX0004947617	1998
Miles Kimball Company	MILES KIMBALL ENCLOSURE "C."	TX0004947616	1998
Miles Kimball Company	MILES KIMBALL ENCLOSURE "D."	TX0004947618	1998
	MILES KIMBALL HOLIDAY PREVIEW : 1995	TX0004139598	1995
Miles Kimball Company	MILES KIMBALL HOLIDAY PREVIEW 2002	TX0005611601	2002

Miles Kimball Company	MILES KIMBALL HOLIDAY PREVIEW 2002	TX0005611603	2002
Miles Kimball Company	MILES KIMBALL HOLIDAY PREVIEW, 2004	TX0006021996	2004
Miles Kimball Company	MILES KIMBALL HOLIDAY PREVIEW, 2004	TX0006021997	2004
Miles Kimball Company	MILES KIMBALL : LATE SPRING. 1996 : VERSION 2, FREE SHIPPING!	TX0004268784	1996
Miles Kimball Company	MILES KIMBALL, LATE SPRING 2003	TX0005753579	2003
Miles Kimball Company	MILES KIMBALL, LATE SPRING 2003	TX0005753580	2003
Miles Kimball Company	MILES KIMBALL, LATE SPRING 2003	TX0005753581	2003
Miles Kimball Company	MILES KIMBALL LATE SUMMER, 1996	TX0004334906	1996
Miles Kimball Company	MILES KIMBALL, MIDSUMMER 2004	TX0006021995	2004
Miles Kimball Company	MILES KIMBALL NEW FOR '95.	TX0004136132	1995
Miles Kimball Company	MILES KIMBALL OF OSHKOSH	TX0003417005	1992
Miles Kimball Company	MILES KIMBALL OF OSHKOSH : V. 1A. 1989	TX0002582104	1989
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN	CSN0012241	1978
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1996
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1995
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1993
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1992
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1991
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1990
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1989
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1988
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1987
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1986
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1984
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1983
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1982
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1981
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1980
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1979
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [CATALOG]	CSN0017511	1978
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : ENCLOSURE	CSN0062761	1990
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : ENCLOSURE	CSN0062761	1989

Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : ENCLOSURE	CSN0062761	1988
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : ENCLOSURE	CSN0062761	1987
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : ENCLOSURE	CSN0062761	1986
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : ENCLOSURE	CSN0062761	1985
Miles Kimball Company	MILES KIMBALL OF OSHKOSH. WISCONSIN : ENCLOSURE A	TX0002252268	1988
Miles Kimball Company	MILES KIMBALL OF OSHKOSH. WISCONSIN : ENCLOSURE “A.”	TX0001527419	1985
Miles Kimball Company	MILES KIMBALL OF OSHKOSH. WISCONSIN : ENCLOSURE “B.”	TX0002671293	1989
Miles Kimball Company	MILES KIMBALL OF OSHKOSH. WISCONSIN : ENCLOSURE “B.”	TX0002192530	1987
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : ENCLOSURE ONE	TX0001282902	1984
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : ENCLOSURE ONE	TX0001064925	1983
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : ENCLOSURE TWO	TX0001442346	1984
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : ENCLOSURE TWO	TX0001214151	1983
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : [PACKAGE ENCLOSURE] : V. A.	TX0000023425	1978
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : V. 1	TX0000657510	1981
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : V. 1	TX0000023426	1978
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : V. A.	TX0000657511	1981
Miles Kimball Company	MILES KIMBALL OF OSHKOSH, WISCONSIN : V. B.	TX0000121350	1978
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1993
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1992
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1991
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1989
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1987
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1986
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1985
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1984
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1983
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1982
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1981
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1980
Miles Kimball Company	MILES KIMBALL: [PROSPECT] CATALOG	CSN0021933	1979
Miles Kimball Company	MILES KIMBALL (PROSPECT): CATALOG & 11 OTHER TITLES	V3403D589	1997
Miles Kimball Company	MILES KIMBALL [PROSPECT]: CATALOG & 20 OTHER TITLES	V3403D096	1997
Miles Kimball Company	MILES KIMBALL, SALE ENDS 6/27/03!	TX0005785956	2002
Miles Kimball Company	MILES KIMBALL, SPRING 1996	TX0004243581	1996
Miles Kimball Company	MILES KIMBALL, SPRING 1999	TX0004948338	1999

Miles Kimball Company	MILES KIMBALL, SUMMER 2003 : OVER 110 ITEMS UP TO 44% OFF	TX00057 85940	2003
Miles Kimball Company	MILES KIMBALL, SUMMER 2003 : OVER 230 ITEMS UP TO 50% OFF!	TX0005785939	2003
Miles Kimball Company	MILES KIMBALL, SUMMER 2004	TX0006021994	2004
Miles Kimball Company	[MILES KIMBALL THANK YOU ENCLOSURE. 1982]	TX0000991574	1982
Miles Kimball Company	Miles Kimball thank You for Your order	TX0005489193	2002
Miles Kimball Company	MK October ProsPect 2004	TX0006193771	2004
Miles Kimball Company	MK SUMMER SALE 2006 MAIN 76 PG/INKJET/NON-WMSMY MESSAGE KEY 1460000 BCT	TX0006413858	2006
Miles Kimball Company	MORE THAN A DAY	TX0002451120	1988
Miles Kimball Company	MR. & MRS. SANTA DESIGN	VAU000229666	1992
Miles Kimball Company	PERSONALLY YOURS / FROM MILES KIMBALL OF OSHKOSH	CSN0038519	1981
Miles Kimball Company	[POINSETTIA LABELS]	VA0000519497	1992
Miles Kimball Company	POINSETTIA LABELS	VA0000537656	1992
Miles Kimball Company	[POINSETTIA SEALS]	VA0000519498	1992
Miles Kimball Company	POINSETTIA SEALS	VA0000537657	1992
Miles Kimball Company	PRESERVE YOUR PHOTOS IN EXPOSURES EXCLUSIVE ALBUMS & PAGES	TX0005242245	2000
Miles Kimball Company	SERENDIPITY & 135 OTHER TITLES	V1798P033	1980
Miles Kimball Company	SHOPPING WITH WALTER DRAKE ... CHRISTMAS (70-2) & 137 OTHER TITLES	V3515D613	2004
Miles Kimball Company	SNAPSHOTS : CAPTURING SPECIAL MOMENTS FOR A LIFETIME OF MEMORIES	CSN0111589	1995
Miles Kimball Company	SNAPSHOTS : CAPTURING SPECIAL MOMENTS FOR A LIFETIME OF MEMORIES	CSN0111589	1994
Miles Kimball Company	SPECIAL HOLIDAY WISH FOR YOU : LIKE THE MONEY PLANT, MAY OUR RELATIONSHIP GROW AND PROSPER THROUGH THE YEARS	TX0002647686	1988
Miles Kimball Company	THANK YOU / KIMBALLS OF OSHKOSH	CSN0039275	1986
Miles Kimball Company	THANK YOU / KIMBALLS OF OSHKOSH	CSN0039275	1981
Miles Kimball Company	'TIS THE SEASON	TX0002451121	1988
Miles Kimball Company	WELCOME TO MILES KIMBALL OF OSHKOSH, WISCONSIN. CHRISTMAS CARDS	TX0004017550	1994
Miles Kimball Company	WELCOME TO MILES KIMBALL OF OSHKOSH, WISCONSIN. CHRISTMAS CARDS	TX0004017551	1994
Miles Kimball Company	WE'RE COMPOSING THIS SPECIAL WISH JUST FOR YOU!	TX0003139479	1991
Miles Kimball Company	WHENEVER FRIENDS GATHER	TX0003139476	1991